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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 33-71744, 33-88812, 33-87308, and 333-46613 of Kopin Corporation and
Subsidiaries on Forms S-8 of our reports dated February 20, 1998, appearing in this Annual Report on Form 10-K of Kopin Corporation for the fiscal year ended December 31, 1997.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
March 26, 1998